UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2012

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a NV ENERGY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

                                                                  None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events

SIGNATURES

Item 8.01	Other Events

NV Energy, Inc. (“NV Energy” or the “Company”) announced on March 30, 2012, that the in-service date for the One Nevada Transmission Line (“ON Line”) under construction in Eastern Nevada will be further delayed due to on-going efforts to address wind-related damage sustained by some of the tower structures erected for the project. As a result, NV Energy is also further delaying the merger application of its two utilities, Sierra Pacific Power Company d/b/a NV Energy and Nevada Power Company d/b/a NV Energy. The ON Line project is jointly owned by the Company’s operating utilities and Great Basin Transmission South LLC, an affiliate of LS Power, and had originally been expected to enter service in late 2012. At this time, the Company does not anticipate that ON Line will be placed in service until the latter half of 2013.

This Form 8-K may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, risks related to construction projects generally, such as shortages of, the ability to obtain or the cost of labor or materials; the ability of the contractors to perform under their contracts; equipment, engineering and design failure; strikes; adverse weather conditions; the ability to obtain necessary operating permits in a timely manner; legal challenges; disputes with third parties; changes in applicable law or regulations; adverse interpretation or enforcement of permit conditions, laws and regulations by courts or the permitting agencies; other governmental actions; and events in the global economy. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their Annual Reports on Form 10-K for the year ended December 31, 2011, each filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: March 30, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: March 30, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: March 30, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

4